EXHIBIT 4.1

EXECUTION COPY

AMENDMENT NO. 3 TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Amendment”), dated as of September 29, 2005, among ANIXTER RECEIVABLES CORPORATION, a Delaware corporation (the “Seller”), ANIXTER INC., a Delaware corporation (“Anixter”), as the initial Servicer, each financial institution party hereto as a Financial Institution, FALCON ASSET SECURITIZATION CORPORATION (“Falcon”) and THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation) (“Three Pillars”), as conduits, (collectively, the “Conduits” and each individually, a “Conduit”) and SUNTRUST CAPITAL MARKETS and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA) (“JPMorgan”), as managing agents (collectively, the “Managing Agents” and each individually, a “Managing Agent”) and JPMorgan, as agent for the Purchasers (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Seller, Anixter, the Financial Institutions, Falcon, Three Pillars, the Managing Agents and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of October 3, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 2. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Agreement is amended as follows:

(a) Section 9.1(f) of the Agreement is hereby amended and restated in its entirety to read as follows:

CH1 3332702v.2

“(f) As at the end of any Collection Period: (i) the average of the Delinquency Ratios as of the end of such Collection Period and the two preceding Collection Periods shall exceed 14.00%; (ii) the average of the Dilution Trigger Ratios as of the end of such Collection Period and the two preceding Collection Periods shall exceed 4.0%; or (iii) the average of the Loss-to-Liquidation Ratios as of the end of such Collection Period and the two preceding Collection Periods shall exceed 5.25%.”

(b) The definition of the term “Liquidity Termination Date” set forth in Exhibit I to the Agreement is amended and restated in its entirety to read as follows

“Liquidity Termination Date” means September 28, 2006.

SECTION 3. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the Agent shall have received a copy of this Amendment duly executed by each of the parties hereto.

SECTION 4. Representations and Warranties of the Seller Parties. In order to induce the parties hereto to enter into this Amendment, each of the Seller Parties represents and warrants to the Agent and the Purchasers, as to itself, that:

(a) The representations and warranties of such Seller Party set forth in Section 5.1 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.

(b) The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party, enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

SECTION 5. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 6. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

SECTION 7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

SECTION 8. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:

ANIXTER RECEIVABLES CORPORATION, as the Seller

By:
Name:
Title:

ANIXTER INC.,
as the initial Servicer

By:
Name:
Title:

FALCON ASSET SECURITIZATION
CORPORATION

By:
Name: Ronald J. Atkins
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A. (successor by merger to
Bank One, NA), as a Financial Institution, a
Managing Agent and as Agent

By:
Name: Ronald J. Atkins
Title: Vice President

THREE PILLARS FUNDING LLC (f/k/a Three Pillars

Funding Corporation)
By:
Name:

Title: Authorized Signatory

SUNTRUST BANK, as a
Financial Institution

By :
Name:
Title:

SUNTRUST CAPITAL MARKETS INC., as a Managing Agent

By:
Name:
Title: